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                                                                   EXHIBIT 32.1


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Annual Report on Form 10-K for the year ended March 31, 2004 (the "Report") by R.A.B. Holdings, Inc., a Delaware corporation ("Holdings"), and R.A.B. Enterprises, Inc., a Delaware corporation ("Enterprises" and, together with Holdings, the "Registrant"), each of the undersigned hereby certifies, to his knowledge, that:

     1. The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition, results of operations and cash flows of the Registrant for the year ended March 31, 2004.


                                            R.A.B. HOLDINGS, INC.



July 8, 2004                                /s/ Richard A. Bernstein
                                            ------------------------
                                            Richard A. Bernstein
                                            Chairman



July 8, 2004                                /s/ Steven M. Grossman
                                            ----------------------
                                            Steven M. Grossman
                                            Chief Financial Officer



                                            R.A.B. ENTERPRISES, INC.



July 8, 2004                                /s/ Richard A. Bernstein
                                            ------------------------
                                            Richard A. Bernstein
                                            Chairman



July 8, 2004                                /s/ Steven M. Grossman
                                            ----------------------
                                            Steven M. Grossman
                                            Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant, and furnished to the Securities and Exchange Commission or its staff upon request.